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                                                              Exhibit 10.1 (b) 5


                 FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Agreement"), dated as of March 29, 2000, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                   RECITALS:

         WHEREAS the Borrower, certain lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998, by the Second Amendment to Credit Agreement, dated as of March 15, 1999, the Third Amendment and Waiver to Credit Agreement, dated as of June 30, 1999 and the Fourth Amendment to Credit Agreement, dated as of December 21, 1999 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

         WHEREAS, the Borrower has requested the Lenders to effect certain amendments and waivers to the Credit Agreement and the Required Lenders are willing to do so to the extent provided herein;

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

         Section 1.  Amendments to Credit Agreement.

         (a) Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of "Financial Covenant Date" and "Revolving Credit Maturity Date" appearing therein to read, in each case in its entirety, as follows:

         "Financial Covenant Date" shall mean the earlier of (a) the last day of the first fiscal quarter after the Final Acceptance Date and (b) June 30, 2001.

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         "Revolving Credit Maturity Date" shall mean May 1, 2001.

and by amending the definition of "Project" by adding thereto, prior to the words "and related improvements" appearing therein, the following:

         "and the related hot briquetted iron facility consisting of at least two briquetters yielding an aggregate of approximately 70 metric tons per hour of sustained production of hot briquetted iron of a quality acceptable for use to feed SDI's furnaces"

         (b) Preliminary Acceptance Date. For the purpose of extending the deadline for achieving the Preliminary Acceptance Date, the date "March 31, 2000" appearing in each of the following Sections of the Credit Agreement is hereby changed to "March 31, 2001":

         Section 3.26, titled "Project Compliance With Laws; Permits"

         Section 5.01(j)(viii), titled "Notice of Certain Events"

         Section 5.14, titled "Construction of the Project"

         Section 6.19, titled "Change Orders"

         Section 7.01(q) and 7.01(v), titled "Events of Default"

         (c) Applicability of Borrowing Base. For the purpose of determining the first date on which the Borrowing Base requirement will be applicable, the words "Following the date that is 90 days after the Preliminary Acceptance Date" appearing in Section 2.01(a) of the Credit Agreement are hereby amended to read "Following the Preliminary Acceptance Date".

         (d) Final Acceptance Date. For the purpose of extending the deadline for achieving the Final Acceptance Date, the date "December 31, 2000" appearing in each of the following Sections of the Credit Agreement is hereby changed to "September 30, 2001":

         Section 5.01(j)(viii), titled "Notice of Certain Events"

         Section 5.14, titled "Construction of the Project"

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         Section 6.19, titled "Change Orders"

         Section 7.01(q) and 7.01(v), titled "Events of Default"

         (e) Construction Progress Reports. Section 5.01(o) of the Credit Agreement is hereby amended by adding at the end thereof the following:

         "The furnishing of such reports shall continue from the date of the Fifth Amendment to this Agreement until the Final Acceptance Date, including with respect to the addition of briquetters to the Project, any modification of the submerged arc furnace and any other related or appropriate items."

         (f) Additional Project Information. Section 5.01 of the Credit Agreement is hereby amended by adding at the end thereof a new Section 5.01(q) to read as follows:

         "(q) Additional Project Information. The Borrower shall promptly furnish to the Agent, on a weekly basis (or such other basis as the Agent shall approve), such engineering, financial and other information, and in such form, as the Agent or the Required Lenders shall reasonably request from time to time, including but not limited to advance notice of significant engineering decisions and changes and weekly production reports (including volumes and compositions) for pig iron, direct reduced iron and briquettes.

         (g) Tangible Net Worth. Section 6.01(a) of the Credit Agreement is hereby amended by adding at the end thereof the following:

         "For purposes of this Section 6.01(a), Tangible Net Worth shall be calculated by treating the amount of Indebtedness of the Borrower to SDI outstanding in accordance with Section 6.03(h) hereof as equity of the Borrower and not a liability of the Borrower."

         (h) Negative EBITDA. Section 6.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(c) Negative EBITDA. During the period from January 1, 1998 through the Financial Covenant Date cumulative negative EBITDA of the Borrower at the end of any fiscal quarter shall not exceed $35,000,000."

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         (i) Indebtedness of the Borrower to SDI. Section 6.03(h) of the Credit
Agreement is hereby amended by adding at the end thereof the following:

         "Any other provision hereof or of the SDI Subordination Agreement or of the SDI Loan Documentation referred to therein to the contrary not withstanding, no payment of interest on the principal amount of such Indebtedness owing to SDI under this Section 6.03(h) shall be paid prior to the later of (x) October 1, 2000 and (y) the first date following the date on which the Borrower shall have achieved positive EBITDA for each of three consecutive months."

         Section 2.  Amendments Related to IDI Mergers.

         (a) Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding thereto in the proper alphabetical order the following definitions:

         "SDI Investment Company" shall mean a passive investment company formed or to be formed as a wholly-owned subsidiary of SDI to which SDI proposes to transfer all of its intellectual property.

         "SDI Organizational Restructuring" shall mean the completion, on a substantially contemporaneous basis and pursuant to documentation in form and substance satisfactory to the Agent, of each of the following transactions:

                  (a) SDI will cause the formation of two Indiana corporations, each of which will be a wholly-owned Subsidiary of SDI, one of which ("SDILP") will be named Steel Dynamics LP, Inc. or some other corporate name chosen by SDI and the other of which ("SDIGP") will be named Steel Dynamics GP, Inc. or some other corporate name chosen by SDI;

                  (b) All of the properties, assets (except intellectual
              property, the stock of SDI Investment Company and a certain amount of cash) and operations of SDI (the "SDI Operating Assets") will be transferred to SDILP in exchange for 100% of the issued and outstanding shares of SDILP and the assumption by SDILP of all the liabilities of SDI. SDI will contribute to SOTGP all of its cash not transferred to SDILP

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              in exchange for all of the issued and
              outstanding shares of SDIGP;

                  (c) SDIGP and SDILP will then form Steel Dynamics, LP, an
              Indiana limited partnership (the "Partnership"), with SDILP contributing the SDI Operating Assets (subject to SDI's liabilities, which will be assumed by the Partnership) in exchange for a 99% limited partnership interest, and SDIGP contributing its cash for a 1% general partnership interest, in the Partnership. All the employees of SDI immediately prior to the consummation of the Organizational Restructuring will become employees of the Partnership upon such consummation;

                  (d) SDI will also form a new Delaware subsidiary corporation, into which Iron Dynamics, Inc. will be merged, with the survivor being a wholly-owned Delaware subsidiary of SDI. Immediately following such merger, such Delaware subsidiary will be merged into a newly formed Delaware limited liability company ("Iron Dynamics, LLC"), which will be wholly-owned by the Partnership.

         "IDI Mergers" shall mean the completion, in connection with the SDI Organizational Restructuring, on a substantially contemporaneous basis and pursuant to documentation in form and substance satisfactory to the Agent of each of the following transactions:

                  (a) SDI will also form a new Delaware subsidiary corporation, into which Iron Dynamics, Inc. will be merged, with the survivor being a wholly-owned Delaware subsidiary of SDI.

                  (b) Immediately following such merger, such Delaware
              subsidiary will be merged into a newly formed Delaware limited liability company ("Iron Dynamics, LLC"), which will be wholly-owned by the Partnership with the result that Iron Dynamics, LLC, as successor by merger to Iron Dynamics, Inc., will be the Borrower under this Agreement.

         (b) Ownership and Control of Borrower. On the date of the effectiveness of the IDI Mergers, Schedule 3.15 to the

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Credit Agreement shall be amended and restated and replaced by Schedule 3.15 attached to this Agreement and made a part hereof.

         (c) Preservation of Corporate Status. Section 5.04 of the Credit Agreement is hereby amended by adding at the beginning thereof the words "Except for the IDI Mergers,".

         (d) Consolidated Tax Return. Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "5.11. Consolidated Tax Return. The Borrower shall not, and shall not permit any other Loan Party to, file or consent to the filing of any consolidated income tax return with any Person other than a Loan party, SDI, the currently existing subsidiaries of SDI (which are New Millennium Building Systems, LLC and SDI Investment Company) and the other subsidiaries of SDI to be formed in connection with the SDI Organizational Restructuring."

         (e) Mergers, Acquisitions, etc. Section 6.09 of the Credit Agreement is hereby amended by adding at the beginning thereof the words "Except for the IDI Mergers,".

         (f) Dealings With Affiliates. Section 6.12 of the Credit Agreement is hereby amended by adding at the end thereof a new Section 6.12(e) to read as follows:

              "(e)  The IDI Mergers."

         (g) Identity of Borrower. Upon the effectiveness of the IDI Mergers, the Borrower under the Credit Agreement shall become and be Iron Dynamics, LLC and all references to "Borrower" in the Credit Agreement, the Notes and the other Loan Documents shall mean Iron Dynamics, LLC.

         SECTION 2. WAIVER WITH RESPECT TO EBITDA. The Required Lenders hereby waive (a) any requirement of Section 6.01(c) of the Credit Agreement with respect to the cumulative negative EBITDA of the Borrower at the end of the fiscal quarter ended December 31, 1999, and (b) any Event of Default and any Potential Default which may have arisen pursuant to Section 7.01(d) of the Credit Agreement as a result of the failure of the Borrower to comply with such requirement of Section 6.01(c) at the end of such fiscal quarter in the absence of the foregoing waiver.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower has furnished to the Agent and each Lender a detailed

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work schedule for Completion of the Project, including the briquetters, modifications to the submerged arc furnace and other capital expenditures, and projections demonstrating the projected financial condition and results of operations of the borrower (giving effect to such work schedule) for the period commencing on January 1, 2000 and ending on December 31, 2002, which projections are accompanied by a written statement of the assumptions and estimates underlying such projections. Such projections were prepared on the basis of such assumptions and estimates. Such projections, assumptions and estimates and such work schedule, as of the date of preparation thereof and as of the date of this Agreement, are reasonable, are made in good faith, represent the Borrower's best judgment as to such matters on the date thereof and do not contain assumptions or methods of calculation which are inconsistent with the requirements of the Loan Documents as amended by this Agreement. Nothing contained in this Section constitutes a representation or warranty that such future financial performance or results of operations will in fact be achieved.

         SECTION 5. DIRECTIONS TO AGENT. The Required Lenders hereby direct the Agent to execute and deliver this Agreement and each document and instrument referred to in Section 6 hereof to which the signature of the Agent is necessary or appropriate.

         SECTION 6. EFFECTIVENESS. (a) The terms of this Agreement other than the terms of Section 2 hereof shall become effective, as of the date of this Agreement, upon the execution and delivery hereof by the Borrower, the Agent, each Revolving Credit Lender and such additional Lenders as shall, together with the Revolving Credit Lenders, constitute the Required Lenders.

         (b) The terms of Section 2 of this Agreement shall become effective upon the first date on which each of the following conditions shall have been satisfied:

              (i) Each of the conditions set forth in Section 6(a) hereof shall have been satisfied;

              (ii) The Agent shall have received, together with copies for each Lender, an omnibus amendment to the Credit Agreement, the Security Documents and such other Loan Documents as the Agent shall request, duly executed and delivered by Iron Dynamics, LLC, whereby Iron Dynamics, LLC confirms that it is the Borrower under the Credit Agreement, the Notes and the other Loan Documents, assumes all obligations, liabilities and duties of the Borrower thereunder, confirms the Liens thereunder and agrees to be bound thereby;

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              (iii) The Agent shall have received replacement Notes duly executed by and naming Iron Dynamics, LLC as payor thereunder;

              (iv) The Agent shall have received such additional financing statements and/or amendments to financing statements with respect to the Collateral and naming Iron Dynamics, LLC, as Debtor, as the Agent shall request;

              (v) The Agent shall have received an amendment, in recordable form, to the lease with respect to the Project Site whereby Steel Dynamics, LP becomes the lessor thereunder and Iron Dynamics, LLC confirms that it is the lessee thereunder and each agrees to be bound thereby;

              (vi) The Agent shall have received an amendment, in recordable form, to the Mortgage with respect to the Project Site whereby Iron Dynamics, LLC confirms that it is the Mortgagor thereunder, assumes all obligations, liabilities and duties of the mortgagor thereunder, confirms the Liens thereunder and agrees to be bound thereby;

              (vii) The Agent shall have received a copy of an agreement whereby SDI and Steel Dynamics, LP each agrees and confirms that all obligations, liabilities and duties of SDI to the Borrower immediately prior to the SDI Organizational Restructuring, pursuant to all agreements and documents between SDI and the Borrower immediately prior to the SDI Organizational Restructuring, shall survive and continue as joint and several obligations, liabilities and duties of SDI and Steel Dynamics, LP to and for the benefit of Iron Dynamics, LLC;

              (viii) The Agent shall have received the agreement in writing of each of SDI, Steel Dynamics, LP and Iron Dynamics, LLC to, at any time and from time to time whether before or after the SDI Organizational Restructuring, upon request of the Agent, duly execute and deliver any and all such further documents, agreements and instruments and take any and all such further actions as the Agent may reasonably request in order to obtain for the Agent and the Lenders the full benefit of the terms of this Section 5 and the rights, powers and remedies conveyed under or pursuant to this Section 6;

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              (ix) Each of the documents, agreements and instruments referred to in this Section 6(b) shall be in form and substance satisfactory to the Agent.

         SECTION 7. MISCELLANEOUS. (a) The Credit Agreement, as amended or modified by this Agreement, is in all respects ratified, approved and confirmed and shall, as so amended and modified, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and modified by this Agreement.

         (b) This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

         (c) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

                                            IRON DYNAMICS, INC.

                                            By /s/ Tracy L Shellabarger
                                              --------------------------------
                                            Title:

                                            MELLON BANK, N.A., as Lender,
                                              as Issuing Bank and as Agent

                                            By /s/
                                              --------------------------------
                                            Title:

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                                            KREDITANSTALT FUR WIEDERAUFBAU

                                            By
                                              --------------------------------
                                            Title:

                                            By
                                              --------------------------------
                                            Title:

                                            COMERICA BANK

                                            By
                                              --------------------------------
                                            Title:

                                            NATIONAL CITY BANK, INDIANA

                                            By /s/
                                              --------------------------------
                                            Title:

                                            LASALLE BANK NATIONAL ASSOCIATION

                                            By
                                              --------------------------------
                                            Title:


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